UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 3, 2006 (February 28, 2006)
(Date of Report (date of earliest event reported))

MortgageIT Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	1-32213 (Commission File No.)	20-0947002 (I.R.S. Employer Identification Number)
33 Maiden Lane New York, NY		10038 (Zip Code)
(Address of principal executive office)

(212) 651-7700
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[      ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[      ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[      ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

As of February 28, 2006, MortgageIT Holdings, Inc., MortgageIT, Inc. and MHL Funding Corp. (collectively, the ‘‘Sellers’’) entered into Amendment No. 6 (the ‘‘Amendment’’) to the Master Repurchase Agreement among the Sellers and Credit Suisse First Boston Capital LLC (as amended, the ‘‘Repurchase Agreement’’). The only significant change to the Repurchase Agreement resulting from the Amendment was to extend the possible Termination Date from February 28, 2006 to April 30, 2006. Capitalized terms not defined in this paragraph have the meanings ascribed to them in the Amendment. The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

* * * *

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

10.1	Amendment No. 6 to Master Repurchase Agreement, dated as of February 28, 2006, among Credit Suisse First Boston Mortgage Capital LLC, MortgageIT, Inc., MHL Funding Corp. and MortgageIT Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTGAGEIT HOLDINGS, INC.

By:	/s/ Andy Occhino
Andy Occhino Secretary

Date:    March 3, 2006